UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 16, 2003

Commission File Number 33-72574

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	56-1574463
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1801 Douglas Drive

Sanford, North Carolina

27330-1410

(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 774-6700

N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 2. Acquisition or Disposition of Assets

On October 16, 2003, The Pantry, Inc. (the “Company”), completed the acquisition of 138 convenience stores operating under the Golden Gallon name from Ahold USA, Inc. The acquired assets include 138 operating convenience stores, 131 of which are fee-owned stores, a dairy plant and related assets, a fuel hauling operation, corporate headquarters buildings and 25 undeveloped sites. Other than the dairy plant and related assets and the fuel hauling operation, the Company intends to use the acquired assets in the convenience store retail business. Simultaneous with the closing, the Company sold the dairy plant and related assets to National Dairy Holdings, LP, a Delaware limited partnership, and the fuel hauling operation to Eagle Transport Corporation, a North Carolina corporation, each of whom are existing suppliers of the Company.

The aggregate purchase price of the acquired assets, which was determined through arm’s-length negotiations between the Company and Ahold USA, Inc., was $187 million. The acquisition was structured as two simultaneous transactions whereby certain real estate assets (114 of the 131 fee-owned stores) were purchased and financed through a $94.5 million sale/leaseback transaction, and the Golden Gallon operations and the balance of the real estate assets were purchased for approximately $92.5 million in cash. The Company funded the second transaction with $80 million of debt through borrowings under the Company’s existing senior secured credit facility and available cash.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The Company will provide audited financial statements of the business acquired by an amendment to this Current Report on Form 8-K to be filed within sixty days from the date this report is due.

(b) Pro Forma Financial Information

The Company will provide unaudited pro forma financial statement data of the Company and the business acquired by an amendment to this Current Report on Form 8-K to be filed within sixty days from the date this report is due.

(c) Exhibits

Exhibit No.	Description of Document

2.1	Purchase Agreement dated August 25, 2003 by and among the Company, Ahold Real Properties LLC, Golden Gallon Holding LLC, Golden Gallon-GA LLC, Golden Gallon-TN LLC, and for limited purposes, Ahold USA, Inc., BI-LO, LLC and BI-LO Brands, Inc.

2.2	List of Exhibits and Schedules omitted from the Purchase Agreement referenced in Exhibit 2.1 above

2.3	Purchase and Sale Agreement dated October 9, 2003 by and among the Company, RI TN 1, LLC, RI TN 2, LLC, RI GA 1, LLC, and Crestnet 1, LLC

2.4	List of Exhibits omitted from the Purchase and Sale Agreement referenced in Exhibit 2.3 above

2.5	Form of Lease Agreement between the Company and certain parties to the Purchase and Sale Agreement referenced in Exhibit 2.3 above

Exhibit No.	Description of Document

2.6	Intellectual Property Transfer and Agreement to be Bound dated October 16, 2003 by and between Koninklijke Ahold N.V. and the Company

2.7	List of Schedules and Exhibits omitted from Intellectual Property Transfer and Agreement to be Bound referenced in Exhibit 2.6 above

99.1	First Amendment to Credit Agreement dated October 16, 2003 by and among the Company, as borrower, R&H Maxxon, Inc. and Kangaroo, Inc., subsidiaries of the Company, as guarantors, Wachovia, as administrative agent and lender, Wells Fargo, as syndication agent and lender and certain other lenders, as identified in the signature pages thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PANTRY , INC .

By:	/s/ Daniel J. Kelly
Daniel J. Kelly Vice President, Finance, Chief Financial Officer and Assistant Secretary (Authorized Officer and Principal Financial Officer)

Date: October 31, 2003

EXHIBIT INDEX

Exhibit No.	Description of Document

2.1	Purchase Agreement dated August 25, 2003 by and among the Company, Ahold Real Properties LLC, Golden Gallon Holding LLC, Golden Gallon-GA LLC, Golden Gallon-TN LLC, and, for limited purposes, Ahold USA, Inc., BI-LO, LLC and BI-LO Brands, Inc.

2.2	List of Exhibits and Schedules omitted from the Purchase Agreement referenced in Exhibit 2.1 above

2.3	Purchase and Sale Agreement dated October 9, 2003 by and among the Company, RI TN 1, LLC, RI TN 2, LLC, RI GA 1, LLC, and Crestnet 1, LLC

2.4	List of Exhibits omitted from the Purchase and Sale Agreement referenced in Exhibit 2.3 above

2.5	Form of Lease Agreement between the Company and certain parties to the Purchase and Sale Agreement referenced in Exhibit 2.3 above

2.6	Intellectual Property Transfer and Agreement to be Bound dated October 16, 2003 by and between Koninklijke Ahold N.V. and the Company

2.7	List of Schedules and Exhibits omitted from Intellectual Property Transfer and Agreement to be Bound referenced in Exhibit 2.6 above

99.1	First Amendment to Credit Agreement dated October 16, 2003 by and among the Company, as borrower, R&H Maxxon, Inc. and Kangaroo, Inc., subsidiaries of the Company, as guarantors, Wachovia, as administrative agent and lender, Wells Fargo, as syndication agent and lender and certain other lenders, as identified in the signature pages thereto

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